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                                                                Exhibit 10.28

                                 Amendment No. 1


       THIS AMENDMENT NO. 1 (this "AMENDMENT"), dated as of November 1, 2001, is entered into between IRON MOUNTAIN STATUTORY TRUST - 2001, a Connecticut statutory trust, as the Lessor, and IRON MOUNTAIN RECORDS MANAGEMENT, INC., a Delaware corporation, as the Lessee.


                              W I T N E S S E T H :


       WHEREAS, the Lessor and the Lessee have heretofore entered into a Master Lease and Security Agreement (the "LEASE") dated as of May 22, 2001; and

       WHEREAS, the Lessee has advised the Lessor that it desires to expand certain Properties for which the Lease Term and the Lessee's obligation to pay Base Rent has already commenced (the "EXISTING PROPERTIES") by constructing additional Improvements which will be located on or attached to such Existing Properties; and

       WHEREAS, the Lessor is willing to finance the cost of such expansion as if such new Improvements (and any Land to be acquired in connection therewith) constituted a separate Construction Property for purposes of the Lease and the other Operative Documents on the terms and conditions set forth herein;

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       1. DEFINITIONS. Capitalized terms used but not otherwise defined in this Amendment have the meanings specified in Appendix 1 to the Lease; and the rules of interpretation set forth in Appendix 1 shall apply to this Amendment.

       2. AMENDMENTS. Notwithstanding anything to the contrary in the Lease, the Construction Agency Agreement or the other Operative Documents:

            (a) The Lessee may request Fundings for the purpose of (i) constructing Improvements located in whole or in part on Land which is a part of an Existing Property and (ii) acquiring contiguous Land on which a portion of such Improvements will be located and constructing such portion of such Improvements. Any such Improvements and contiguous Land will constitute a separate Construction Property for purposes of the Lease, the Construction Agency Agreement and the other Operative Documents. The Acquisition Date for such Construction Property will be deemed to be the date of the initial Funding by the Lessor with respect thereto. Any such Construction Property is referred to herein as an "ADDITIONAL CONSTRUCTION PROPERTY" and the Existing Property to which it relates is referred to herein as the "RELATED EXISTING PROPERTY". In constructing such Improvements, the Lessee may, in accordance with the Plans and Specifications for such Additional Construction Property, make Modifications to the Related Existing Property which do not comply with clause (vi)(A), (B) or
(C) of Section 14.1 of the Lease, provided that if the Construction of the Additional Construction Property is not completed for any reason, then the Lessee shall, at its own cost and expense, (x) restore the Related Existing Property so that its condition and value are at least equal to its condition and value before the Acquisition Date of such Additional Construction Property and
(y) if requested by the Administrative Agent, furnish an Appraisal to the Lessor and the Administrative Agent confirming such value.

            (b) If the Additional Construction Property is located entirely on Land which is part of the Related Existing Property, the occurrence of the Acquisition Date with respect to such Additional

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Construction Property is subject to the satisfaction of the following conditions: (i) the conditions precedent in Sections 4.2(a) and (c) of the Lease, except that the Appraisal to be delivered pursuant to Section 4.2(a)(ii) shall appraise the Fair Market Sales Value of the Additional Construction Property and the Related Existing Property as a whole and, if such Appraisal shows that such Fair Market Sales Value as of the Expiration Date will be less than the combined Maximum Lease Balance of such Additional Construction Property and the Related Existing Property, the Lessor and the Lessee shall have agreed upon the Quarterly Amortization for the Additional Construction Property, (ii) the Mortgage and the title insurance policies for the Related Existing Property shall have been increased, if necessary, by the amount of the Maximum Lease Balance for the Additional Construction Property and (iii) no Involuntary Change of Control shall have occurred.

            (c) If the Additional Construction Property is located partly on Land which is not a part of the Related Existing Property, the occurrence of the Acquisition Date with respect to such Additional Construction Property is subject to the satisfaction of the following conditions: (i) the conditions precedent in clause 2(b)(i) above, (ii) the conditions precedent in Section 4.2(b) of the Lease, except that the Mortgage on such Land may be effected by spreading the Mortgage on such Related Existing Property and the title insurance policies delivered pursuant to Section 4.2(b)(vii) shall be for an amount which, when added to the title insurance policies for the Related Existing Property, is not less than the combined Maximum Lease Balance of such Additional Construction Property and the Related Existing Property and (iii) no Involuntary Change of Control shall have occurred.

            (d) Each Additional Construction Property shall have its own Construction Agency Agreement Supplement, Lease Supplement, Lease Balance, Construction Period Guaranteed Amount and Guaranteed Residual Value. However, following Substantial Completion of any Additional Construction Property, (i) neither such Additional Construction Property nor the Related Existing Property may be purchased, sold or exchanged pursuant to any provision of the Operative Documents unless there is a simultaneous purchase, sale or exchange of the Related Existing Property or Additional Construction Property, as the case may be, and (ii) if the Lessee purchases any Additional Construction Property or Related Existing Property pursuant to the Lease, it shall also simultaneously purchase the Related Existing Property or Additional Construction Property, as the case may be.

            (e) Prior to Substantial Completion of any Additional Construction Property, (i) if the Lessee purchases any Additional Construction Property pursuant to the Construction Agency Agreement, it shall also simultaneously purchase the Related Existing Property, (ii) if the Lessee purchases any Related Existing Property pursuant to the Lease, it shall also simultaneously purchase the related Additional Construction Property, (iii) the Lessee may not exchange the Related Existing Property pursuant to Article XXVI of the Lease and (iv) if any Involuntary Change of Control shall occur, the Related Existing Property shall be deemed to be a Construction Property for purposes of Section 24.3 of the Lease and Section 5.5 of the Construction Agency Agreement unless and until the Lease Term for such Additional Construction Property has commenced.

            (f) Each purchase by the Lessee pursuant to clauses (d) and (e) above shall be made at the Purchase Option Price and in accordance with Section
25.1 of the Lease.

            (g) Any failure of the Lessee to comply with this Amendment shall constitute an Event of Default and a Construction Agency Agreement Event of Default.

       3. CONDITION TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received counterparts of this Amendment executed by the Lessor, Lessee, Collateral Agent and Guarantor.


                                       2

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       4. COUNTERPARTS. This Amendment may be executed in several counterparts and by the different parties hereto on separate counterparts, all of which taken together shall constitute but one and the same Amendment. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

       5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

       6. OPERATIVE DOCUMENTS REMAIN IN EFFECT. Except as provided herein, all provisions, terms and conditions of the Operative Documents shall remain in full force and effect. As amended hereby, the Operative Documents are ratified and confirmed in all respects.

       IN WITNESS WHEREOF, the parties have caused this Amendment be duly executed and delivered as of the date first above written.


                                        IRON MOUNTAIN STATUTORY TRUST - 2001,
                                          as Lessor
                                        By: First Union National Bank,
                                            not in its individual capacity,
                                            except as expressly provided herein,
                                            but solely as trustee

                                        By: /s/ TIMOTHY A. DONMOYER
                                           -----------------------------------


                                        IRON MOUNTAIN RECORDS MANAGEMENT, INC.,
                                          as Lessee

                                        By: /s/ J.P. LAWRENCE
                                           -----------------------------------



         Consented to and Agreed:


         THE BANK OF NOVA SCOTIA,
           as Collateral Agent


         By: /s/ T.M. PITCHER
            ------------------------------



         IRON MOUNTAIN INCORPORATED,
           as Guarantor

         By: /s/ J.P. LAWRENCE
            ------------------------------